SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 6, 2005
                                                          ---------------

                         FALCON RIDGE DEVELOPMENT, INC.
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             (Exact name of registrant as specified in its charter)


        NEVADA                    0-28789                 84-1461919
        ------                    -------                 ----------
     jurisdiction              File Number)           Identification No.)
   of incorporation)


           5111 Juan Tabo Boulevard N.E.
              Albuquerque, New Mexico                        87111
       ----------------------------------------           ----------
       (Address of principal executive offices)           (Zip Code)


                                  505.856.6043
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               Registrant's telephone number, including area code



                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ___ Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;
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ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.
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     On July 6, 2005, we entered into an exchange of securities whereby we acquired 100% of the ownership of Spanish Trails, LLC, a New Mexico limited liability company in exchange for the issuance of a total of 614,882,069 common shares. In issuing these shares, we relied upon an exemption from the Securities Act of 1933 under Section 4(2). As a result, we now have a total of 752,137,441 common shares issued and outstanding. Spanish Trails, LLC has no historical operations but owns contract rights to acquire tracts of land in Belen, New Mexico. We have begun real estate development on these properties.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.


     On December 19,2005 we determined, in consultation with our independent auditor, that pre-acquisition, audited financial statements of Spanish Trails, LLC, the business we acquired on July 6, 2005, needed to be filed. We have begun preparing the financial statements and will file them under an amendment to this Form 8-K as soon as practicable.

     (b) Pro forma financial information.

     On December 19, 2005, we determined, in consultation with our independent auditor, that pro forma financial information relating to the Spanish Trails, LLC acquisition needed to be filed. We have begun preparing the pro forma financial information and will file it under an amendment to this Form 8-K as soon as practicable.


(c)      Exhibits.

           Exhibit No.       Description
           ------------      ------------------------------------------
           10.19             Acquisition Agreement, dated July 6, 2005.*

          *Filed on July 8, 2005 with this Form 8-K

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FALCON RIDGE DEVELOPMENT, INC

                                                By:   /s/ Fred M. Montano
                                                      --------------------------
                                                      Fred M. Montano, President
Date: December 21, 2005